SCHEDULE B

TO THE JPMORGAN TRUST II DECLARATION OF TRUST

SERIES AND CLASSES

As of July 30, 2018

Non-Money Market Funds

Series	Classes

JPMorgan Core Bond Fund	A, C, I (formerly Select until 4/3/17), R6 (formerly Ultra Shares until 11/30/10), R2, R3, R4, R5, T

JPMorgan Core Plus Bond Fund	A, C, I (formerly Select until 4/3/17), R6 (formerly Ultra Shares until 11/30/10), R2, L (formerly Institutional until 12/1/16), R3, R4, R5, T

JPMorgan Intrepid Mid Cap Fund	A, C, I (formerly Select until 4/3/17), R3, R4, R6

JPMorgan Mid Cap Growth Fund (name change from JPMorgan Diversified Mid Cap Growth Fund effective 6/27/09)	A, C, I (formerly Select until 4/3/17), R2, R3, R4, R5, R6, T

JPMorgan Equity Income Fund	A, C, I (formerly Select until 4/3/17), R2, R3, R4, R5. R6, T

JPMorgan Equity Index Fund	A, C, I (formerly Select until 4/3/17), R6

JPMorgan Government Bond Fund	A, C, I (formerly Select until 4/3/17), R6 (formerly Ultra Shares until 11/30/10), R2, R3, R4

JPMorgan High Yield Fund (name changed from JPMorgan High Yield Bond Fund effective 9/14/2009)	A, C, I (formerly Select until 4/3/17), R6 (formerly Ultra Shares until 11/30/10), R2, R3, R4, R5, T

JPMorgan International Research Enhanced Equity Fund (name changed from JPMorgan International Equity Index Fund effective 6/30/14)	C, I (formerly Select until 4/3/17), R6

JPMorgan Investor Balanced Fund	A, C, I (formerly Select until 4/3/17), R2, R3, R4, R5, R6, T

Series	Classes

JPMorgan Investor Conservative Growth Fund	A, C, I (formerly Select until 4/3/17), R2, R3, R4, R5, R6, T

JPMorgan Investor Growth Fund	A, C, I (formerly Select until 4/3/17), R2, R3, R4, R5, R6, T

JPMorgan Investor Growth & Income Fund	A, C, I (formerly Select until 4/3/17), R2, R3, R4, R5, R6, T

JPMorgan Large Cap Growth Fund	A, C, I (formerly Select until 4/3/17), R2, R3, R4, R5, R6, T

JPMorgan Large Cap Value Fund	A, C, I (formerly Select until 4/3/17), R2, R3, R4, R5, R6

JPMorgan Market Expansion Enhanced Index Fund (name change from JPMorgan Market Expansion Index Fund effective 4/30/13)	A, C, I (formerly Select until 4/3/17), R2, R6

JPMorgan Mortgage-Backed Securities Fund	A, C, I (formerly Select until 4/3/17), R6 (formerly Ultra Shares until 11/30/10) , T

JPMorgan Municipal Income Fund	A, C, I (formerly Select until 4/3/17), R6, T

JPMorgan Short Duration Bond Fund	A, C, I (formerly Select until 4/3/17), R6 (formerly Ultra Shares until 11/30/10)

JPMorgan Short-Intermediate Municipal Bond Fund (name change from JPMorgan Short Term Municipal Bond Fund effective 4/30/09)	A, C, I, (formerly Institutional until 4/3/17), R6

JPMorgan Small Cap Growth Fund	A, C, I (formerly Select until 4/3/17), L (formerly Institutional until 12/1/16), R2, R3, R4, R5, R6, T

JPMorgan Small Cap Value Fund	A, C, I (formerly Select until 4/3/17), R6 (formerly Ultra Shares until 11/30/10), R2, R3, R4, R5

JPMorgan Tax Free Bond Fund	A, C, I (formerly Select until 4/3/17), T

JPMorgan Limited Duration Bond Fund (name changed from JPMorgan Ultra Short Duration Bond Fund effective 8/31/09 and name change from JPMorgan Ultra Short Term Bond Fund effective 7/1/06)	A, C, I (formerly Select until 4/3/17), R6 (formerly Ultra Shares until 11/30/10)

B-2

Series	Classes

Money Market Funds

Series	Classes

JPMorgan Liquid Assets Money Market Fund	Capital, Institutional, Agency, Premier, Investor, Morgan, Reserve, C, Service, E*TRADE

JPMorgan Municipal Money Market Fund	Institutional, Agency, Premier, Morgan, Service, E*TRADE, Eagle

JPMorgan U.S. Government Money Market Fund	Capital, Institutional, Agency, Premier, Morgan, Reserve, Service, Investor, Direct, Eagle, IM, E*TRADE, Eagle Private Wealth

JPMorgan U.S. Treasury Plus Money Market Fund	Institutional, Agency, Premier, Investor, Morgan, Reserve, C, Direct, IM, Capital

B-3